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                                                                    EXHIBIT 99.1

                    [COMMUNITY SHORES BANK CORPORATION LOGO]

COMMUNITY SHORES REPORTS 2003 EPS OF $0.75, UP 15.4%

MUSKEGON, Mich., January 20 -- Community Shores Bank Corporation (OTC Bulletin
Board: CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported 2003 net income of $1.06 million, a 29.3% increase over the $0.82 million earned in 2002. Earnings for 2003 included a net tax benefit of $43,000 resulting from a one-time tax credit of $327,000 taken in the first quarter for the effect of prior losses accumulated during the first seven quarters of operation, mostly offset by three quarters of fully-taxable status. Diluted earnings per share were $0.75, compared to $0.65 in 2002, a 15.4 % increase. Per share results were impacted by a series of private placements over the past twelve months that increased average diluted shares outstanding by 8.1% to 1,410,274.


For the fourth quarter of 2003, Community Shores reported earnings of $233,000 compared to $251,000 for the prior-year period. Earnings for the fourth quarter of 2003 were impacted by Community Shores' fully taxable status. Pretax income was $351,000, an increase of 39.7% over the fourth quarter of 2002. Diluted earnings per share were $0.16 for the fourth quarter of 2003 compared to $0.19 for the prior-year period, and were affected not only by the Company's aforementioned change in taxable status but also a 13.1% increase in average shares outstanding to 1,435,362.

Jose A. Infante, Chairman, President and CEO, stated, "2003 represents our fifth full year of operations, our first quarters of taxability , and the first year we reached $1 million in consolidated net income. We are pleased with our strong performance and double-digit earnings growth, given the weak economy this past year. We have been selective in our growth and resolute in the face of competitive pricing pressures. This has had a positive impact on asset quality and net interest margin."

"As we enter 2004, we see signs of a solid recovery in progress. We are experiencing the strongest commercial loan pipeline we've seen in two years. This should more than offset the lower level of mortgage activity we are seeing, although Community Shores was never overly dependent on mortgage fee income. With five commercial lenders in place, our bank is well-positioned to take advantage of growth opportunities."

Total revenue, consisting of net interest income and non-interest income was $7.0 million for 2003, an increase of 10.3% over 2002. Net interest income increased 8.6% to $5.9 million, reflecting a 9.0% growth in average earning assets. In spite of prime lending rate differences between the two years of over 50 basis points, the margin only decreased one basis point, to 3.35%. The fourth quarter margin declined only two basis points from both
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the linked quarter and year-ago quarter, to 3.38%. Mr. Infante noted, "Our net interest margin remained remarkably stable over the last four quarters. Our recent small business deposit campaign contributed low-cost deposits that supported this stability."

Non-interest income for 2003 was $1.09 million, a 20.6% increase over the $0.90 million reported for 2002. Excluding 2003 securities gains of $63,000, non-interest income rose 13.7%. Growth in service charges on deposit accounts, up 14.5%, and other fee income, up 26.9%, contributed the majority of the increase. Fee income from mortgage activity was flat year-over-year, and fourth quarter performance reflected a 65% decline relative to the year-ago fourth quarter. As Mr. Infante previously noted, mortgage banking income was never a major contributor to the bottom line.

Non-interest expense totaled $5.47 million for 2003, an increase of 12.0% over the $4.88 million reported in 2002. Salaries and benefits, up $290,000 or 10.8%, accounted for the largest single dollar increase, and reflected annual salary adjustments and rising benefits costs. Other expense, up $178,000 or 20.6%, resulted from enhancements to our loan collection process. Growth in the remaining categories represented costs incurred from infrastructure growth as well as additional regulations, and the implementation of a more proactive shareholder relations program. The efficiency ratio was 79.0% for 2003 compared to 77.1% in 2002.

At December 31, 2003, assets were $184.1 million, reflecting growth of $10.6 million. The increase of 6.1% above twelve months ago was driven by loan growth of 6.0%, or $8.5 million. Mr. Infante commented, "We are seeing positive signs of economic recovery in the Muskegon market, but we still remain selective, a strategy that has worked well for us this past year." The Company experienced 13.1% growth in deposits, with non-interest bearing deposits up 26.6%.

Mr. Infante noted that Community Shores' asset quality is strong. Past-due and non-accrual loans were 0.64% of loans at December 31, 2003, compared to 0.77% of total loans for the linked quarter and 0.59% of loans twelve months ago. Net charge-offs were $466,000, or 0.31% of average loans, for 2003, compared to $262,000, or 0.20% for 2002. Quarterly trends show improvement, with annualized net charge-offs to average loans at 0.11% for the fourth quarter of 2003 compared to 0.45% for the linked quarter and 0.33% for the fourth quarter of 2002. The allowance for loan and lease losses was 1.29% of total loans at December 31, 2003.

Shareholders' equity totaled $12.6 million at December 31, 2003, up $1.6 million from twelve months ago. Community Shores remains a "well-capitalized" institution; Tier I capital was 6.58% for the year-end compared to 5.74% twelve months ago. Shares outstanding at period-end were 1,430,000.

About the Company

With $184 million in assets, Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of

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Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January, 1999, and has achieved thirteen consecutive quarters of profitability.

Forward Looking Statement

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Jose A. Infante, Chairman, President and CEO, +1-231-780-1800, or jinfante@communityshores.com, or Tracey Welsh, Senior Vice President and CFO, +1-231-780-1847, or twelsh@communityshores.com, both of Community Shores Bank Corporation; Media, Linda Margolin of Margolin & Associates, Inc., +1-216-765-0953, or Lmm@margolinIR.com/

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                          COMMUNITY SHORES CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

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


                                                                      QUARTERLY                                   YEAR TO DATE
                                           --------------------------------------------------------------   ------------------------
(dollars in thousands except per share        2003         2003         2003         2003        2002
data)                                       4TH QTR      3RD QTR      2ND QTR      1ST QTR      4TH QTR        2003          2002
                                           ----------   ----------   ----------   ----------   ----------   ----------    ----------
EARNINGS
     Net interest income                        1,473        1,505        1,465        1,454        1,412        5,896         5,429
     Provision for loan and lease losses           38           94          173          189          183          494           625
     Noninterest income                           260          246          283          299          266        1,088           902
     Noninterest expense                        1,344        1,380        1,363        1,382        1,245        5,469         4,883
     Pre tax income                               351          277          211          182          261        1,021           823
     Net Income                                   233          183          139          509          251        1,064           823
     Basic earnings per share              $     0.16   $     0.13   $     0.10   $     0.38   $     0.19   $     0.75    $     0.65
     Diluted earnings per share            $     0.16   $     0.13   $     0.10   $     0.38   $     0.19   $     0.75    $     0.65
     Average shares outstanding             1,430,000    1,430,000    1,430,000    1,350,000    1,327,215    1,410,274     1,267,301
     Average diluted shares outstanding     1,435,362    1,431,804    1,430,000    1,350,000    1,327,215    1,411,282     1,267,301
PERFORMANCE RATIOS
     Return on average assets                   0.51%        0.40%        0.30%        1.13%        0.58%        0.58%         0.49%
     Return on average common equity            7.43%        5.91%        4.51%       17.69%        9.28%        8.74%         8.27%
     Net interest margin                        3.38%        3.40%        3.27%        3.33%        3.40%        3.35%         3.36%
     Efficiency ratio                          77.58%       78.81%       78.01%       81.74%       74.16%       79.02%        77.13%
     Full-time equivalent employees                50           50           47           52           54           50            54
CAPITAL
     Average equity to average assets           6.92%        6.71%        6.64%        6.38%        6.28%        6.65%         5.92%
     Tier 1 capital to average assets           6.96%        6.71%        6.58%        6.68%        6.24%        6.58%         5.74%
     Book value per share                  $     8.84   $     8.68   $     8.68   $     8.57   $     8.32   $     8.84    $    8.32
ASSET QUALITY
     Gross loan charge-offs                        72          178          174          257          136          681           314
     Net loan charge-offs                          42          167           51          206          117          466           262
     Net loan charge-offs to avg loans
       (annualized)                             0.11%        0.45%        0.14%        0.57%        0.33%        0.31%         0.20%
     Allowance for loan and lease losses        1,928        1,932        2,004        1,882        1,899        1,928         1,899
     Allowance for losses to total loans        1.29%        1.32%        1.33%        1.28%        1.34%        1.29%         1.34%
     Past due and nonaccrual loans (90
       days)                                      960        1,126          989          923          838          960           838
     Past due and nonaccrual loans to
       total loans                              0.64%        0.77%        0.66%        0.63%        0.59%        0.64%         0.59%
     Other real estate and repossessed
       assets                                     473          304          119           65           39          473            39
END OF PERIOD BALANCES
     Loans                                    149,950      146,169      150,681      147,389      141,454      149,950       141,454
     Total earning assets                     176,488      173,794      177,366      178,366      168,343      176,488       168,343
     Total assets                             184,104      183,185      185,621      188,737      173,466      184,104       173,466
     Deposits                                 150,167      141,797      147,858      148,396      132,725      150,167       132,725
     Shareholders' equity                      12,636       12,408       12,406       12,256       11,066       12,636        11,066
AVERAGE BALANCES
     Loans                                    147,825      149,460      150,357      145,030      139,970      148,179       131,081
     Total earning assets                     174,172      176,895      178,888      174,635      168,831      176,151       161,643
     Total assets                             181,304      184,700      185,464      180,582      172,300      183,016       168,136
     Deposits                                 142,310      144,512      147,086      137,309      131,677      142,817       131,314
     Shareholders' equity                      12,540       12,392       12,316       11,521       10,821       12,177         9,954

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                        COMMUNITY SHORES BANK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

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
                                                                          DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                                                             2003             2002                2001
                                                                           (UNAUDITED)      (AUDITED)           (AUDITED)
                                                                         --------------   --------------      --------------
ASSETS
Cash and due from financial institutions                                 $    4,751,416   $    2,722,565      $    2,191,280
Interest-bearing deposits in other financial institutions                       138,609           59,429              79,641
Federal funds sold                                                            1,700,000                0                   0
                                                                         --------------   --------------      --------------
     Total cash and cash equivalents                                          6,590,025        2,781,994           2,270,921

Securities
   Available for sale                                                        24,025,008       26,043,017          24,671,925
   Held to maturity                                                             249,047          252,567              60,000
                                                                         --------------   --------------      --------------
     Total securities                                                       24,274,055       26,295,584           24,731,925

Loans held for sale                                                                   -          579,400

Loans                                                                       149,950,085      141,453,620         118,115,580
Less: Allowance for loan losses                                               1,927,756        1,898,983           1,535,543
                                                                         --------------   --------------      --------------
     Net loans                                                              148,022,329      139,554,637         116,580,037

Federal Home Loan Bank stock                                                    425,000          425,000             425,000
Premises and equipment, net                                                   2,653,906        2,910,237           3,173,724
Accrued interest receivable                                                     620,138          661,136             703,433
Other assets                                                                  1,518,689          257,956             306,236
                                                                         --------------   --------------      --------------
     Total assets                                                        $  184,104,142   $  173,465,944      $  148,191,276
                                                                         ==============   ==============      ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
     Non interest-bearing                                                $   13,122,112   $   10,368,525      $    9,217,298
     Interest-bearing                                                       137,045,341      122,356,854         100,931,036
                                                                         --------------   --------------      --------------
          Total deposits                                                    150,167,453      132,725,379         110,148,334

Federal funds purchased and repurchase agreements                            11,915,282       19,466,513          18,964,598
Federal Home Loan Bank advances                                               6,000,000        6,000,000           6,000,000
Notes payable                                                                 2,550,000        3,600,000           3,400,000
Accrued expenses and other liabilities                                          835,706          608,179             544,256
                                                                         --------------   --------------      --------------
     Total liabilities                                                      171,468,441      162,400,071         139,057,188

Shareholders' Equity
     Preferred Stock, no par value: 1,000,000 shares
       authorized and none issued                                                     0                0                   0
     Common Stock, no par value: 9,000,000 shares authorized,
         December 31, 2003-1,430,000 issued; December 31, 2002-
         1,330,000 issued and December 31, 2001-1,170,000 issued             12,922,314       12,123,585          10,871,211
     Retained deficit                                                          (303,865)      (1,367,911)         (2,190,931)
     Accumulated other comprehensive income                                      17,252          310,199             453,808
                                                                         --------------   --------------      --------------

     Total shareholders' equity                                              12,635,701       11,065,873           9,134,088
                                                                         --------------   --------------      --------------
     Total liabilities and shareholders' equity                          $  184,104,142   $  173,465,944      $  148,191,276
                                                                         ==============   ==============      ==============
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                        COMMUNITY SHORES BANK CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                              THREE MONTHS      THREE MONTHS      TWELVE MONTHS      TWELVE MONTHS
                                                                   ENDED             ENDED             ENDED              ENDED
                                                                 12/31/03          12/31/02           12/31/03          12/31/02
                                                             --------------    --------------    ---------------   ----------------
INTEREST AND DIVIDEND INCOME
Loans, including fees                                        $    2,208,438    $    2,339,254    $     9,101,964   $      9,110,441
Securities (including FHLB dividends)                               198,031           224,725            872,973          1,170,956
Federal funds sold and other interest income                          2,513            31,850             22,219            134,930
                                                             ---------------   --------------    ---------------   ----------------
     Total interest income                                        2,408,982         2,595,829          9,997,156         10,416,327
INTEREST EXPENSE
Deposits                                                            763,478           962,584          3,355,149          4,111,838
Repurchase agreements and federal funds purchased
     and other debt                                                  47,849            80,585            228,941            310,795
Federal Home Loan Bank advances and notes payable                   124,603           140,757            516,737            564,673
                                                             --------------    --------------    ---------------   ----------------
     Total interest expense                                         935,930         1,183,926          4,100,827          4,987,306

NET INTEREST INCOME                                               1,473,052         1,411,903          5,896,329          5,429,021
Provision for loan losses                                            37,902           182,700            494,239            624,840
                                                             --------------    --------------    ---------------   ----------------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               1,435,150         1,229,203          5,402,090          4,804,181
Noninterest income
Service charges on deposit accounts                                 161,802           141,396            580,654            507,057
Mortgage loan referral fees                                          30,513            11,860             56,331             86,379
Gain on sale of loans                                                 6,602            72,236            164,690            132,344
Gain (loss) on disposition of securities                                  0                 0             62,681                  0
Other                                                                61,049            40,833            223,913            176,411
                                                             --------------    --------------    ---------------   ----------------
     Total noninterest income                                       259,966           266,325          1,088,269            902,191

Noninterest expense
Salaries and employee benefits                                      685,743           695,003          2,975,418          2,685,641
Occupancy                                                            74,177            69,376            295,747            281,945
Furniture and equipment                                             115,986           107,521            455,385            443,686
Advertising                                                          20,696            50,879             75,733            111,227
Data Processing                                                      74,810            69,960            296,682            251,319
Professional services                                               104,466            50,804            329,375            246,229
Other                                                               268,584           201,048          1,041,113            863,305
                                                             --------------    --------------    ---------------   ----------------
     Total noninterest expense                                    1,344,462         1,244,591          5,469,453          4,883,352

INCOME BEFORE INCOME TAXES                                          350,654           250,937          1,020,906            823,020
Federal income tax expense (benefit)                                117,825                 0           (43,140)                  0
                                                             --------------    --------------    ---------------   ----------------
NET INCOME                                                   $      232,829    $      250,937    $     1,064,046   $        823,020
                                                             ==============    ==============    ===============   ================

Weighted average shares outstanding                               1,430,000         1,327,215          1,410,274          1,267,301
                                                             ==============    ==============    ===============   ================
Diluted average shares outstanding                                1,435,362         1,327,215          1,411,282          1,267,301
                                                             ==============    ==============    ===============   ================
Basic income per share                                       $         0.16    $         0.19    $          0.75   $           0.65
                                                             ==============    ==============    ===============   ================
Diluted income per share                                     $         0.16    $         0.19    $          0.75   $           0.65
                                                             ==============    ==============    ===============   ================

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